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                                                                EXHIBIT 10.52


                              SECURITY AGREEMENT


     THIS AGREEMENT is made as of December 31, 1997, by TAG-IT PACIFIC, LLC. a Delaware limited liability company ("Debtor"), to THE CRUTTENDEN ROTH BRIDGE FUND, LLC, a California limited liability company ("Secured Party").

                                   RECITALS

A. Debtor has executed and delivered to Secured Party that certain note (the "Note") captioned "Senior Subordinated Secured Note" dated as of the date hereof, in the original principal amount of $220,000.

B. As part of the consideration for the granting of the loan evidenced by the Note and as additional security therefor, Secured Party has required that Debtor grant a security interest in the "Collateral" (as defined below) and Debtor desires to grant such security interest.

     NOW, THEREFORE, in consideration of the covenants and promises hereinafter set forth and other valuable consideration, the parties agree as follows:

     1. DEFINITIONS. Certain terms used in this Agreement shall have the meaning set forth below.

     "COLLATERAL" means all of Debtor's right, title and interest (whether now held or hereafter acquired) in and to all personal property (whether tangible or intangible) described in EXHIBIT "A" hereto, incorporated herein by reference.

     "EVENT OF DEFAULT" means an Event of Default as defined in, and occurring under, that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Debtor and Secured Party.

     "INDEBTEDNESS" means the indebtedness evidenced by the Note and any other indebtedness or liability of Debtor to Secured Party now existing or hereafter arising under the Note, including, without limitation, under any Additional Note.

     "PERMITTED LIENS" means any security interests, mortgages, pledges, liens, claims, counterclaims, charges and encumbrances, in, or on any of the assets or properties of the Debtor, to secure the indebtedness described in
Section 7.2 of the Securities Purchase Agreement.

     "SENIOR DEBT" shall bear the same meaning as in the Securities Purchase Agreement.

     2. GRANT OF SECURITY INTEREST. As security for the Indebtedness, Debtor hereby grants a security interest in the Collateral to Secured Party.

     3.      DEBTOR'S REPRESENTATIONS AND WARRANTIES.   Debtor represents and
warrants as follows:


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          (a)     REGISTRATION STATEMENT.  The Debtor's Registration
Statement on Form SB-2 relating to the Debtor's initial public offering of securities which is registered under the Securities Act of 1933, as amended, and any and all amendments thereto, as filed from time to time with the Securities and Exchange Commission, did not, as of the filing date thereof, contain any untrue statement of a material fact nor omit nor misstate any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (b) LOCATION OF COLLATERAL. Debtor shall not, without at least thirty (30) days' prior written notice to Secured Party, (i) change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office), or the office in which Debtor's records relative to receivables are kept, (ii) keep Collateral consisting of chattel paper at any location other than its chief executive office set forth in item 1 of EXHIBIT "B" hereto.

          (c) REPAIR AND INSPECTION OF COLLATERAL. Debtor shall maintain and protect its equipment and fixtures, in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make or cause to be made all needful and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with prudent industry practices. Upon reasonable notice, Debtor shall permit Secured Party or its agents to inspect all of such property from time to time.

          (d) PAYMENT OF TAXES AND FEES ASSESSED UPON COLLATERAL. Debtor shall pay, when due, all taxes and assessments now or hereafter relating to, or imposed or assessed upon the Collateral.

          (e) NO TRANSFER OF COLLATERAL. Debtor shall not voluntarily, involuntarily, or by operation of law, sell, assign, transfer or otherwise dispose of the Collateral, or any interest therein, or permit any of the foregoing to occur, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder, and, so long as Debtor has not committed an Event of Default, (i) Debtor may sell or otherwise dispose of the Collateral when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the conduct of the business of Debtor, (ii) Debtor may grant non-exclusive licenses (and exclusive licenses within specified geographic regions) and other similar arrangements for the use of Debtor's property for good faith business purposes and (iii) Debtor may collect and use in the ordinary course of business all cash proceeds of any Collateral sold, free and clear of the security interest created hereby.

          (f) DEFENSE OF TITLE TO COLLATERAL. Debtor shall defend any proceeding which may affect title to, or Secured Party's security interest in, the Collateral, or the first priority of such security interest after that created with respect to Permitted Liens, and shall indemnify, defend, protect and hold Secured Party harmless against any and all liability, damages, causes of action or other costs or expenses, including reasonable attorneys' fees, arising out of or incurred in connection with or on account of any such proceeding, unless such proceeding is caused by Secured Party's gross negligence or willful misconduct.

          (g) MAINTENANCE OF SECURED PARTY'S SECURITY INTEREST. Debtor shall do all such acts and things as may be necessary or appropriate, or which Secured Party from time to time or at any time reasonably requests as necessary in its opinion, to establish and maintain a perfected security interest in the Collateral, subject to no other liens or encumbrances other than Permitted Liens; and Debtor shall pay the cost of all filings or recordings of this Agreement or any other document or instrument in all public offices whenever it is deemed by Secured Party to be necessary or desirable. Debtor irrevocably constitutes and appoints Secured Party the attorney-in-fact of Debtor to execute, deliver and, if appropriate, to file or record with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Secured Party may request or require in order to impose, perfect or continue the perfection of, the lien or security interest created hereby. The foregoing power of attorney is coupled with an interest and shall survive a Transfer or the dissolution, bankruptcy, insolvency or termination of Debtor as an entity. Debtor shall not execute or authorize the filing of any financing statement in favor of any person or entity other than Secured Party or other than related to the Permitted Liens.

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          (h)     PROVISION OF ACCURATE INFORMATION.  Debtor shall provide to
Secured Party any information it reasonably requires pertaining to the Collateral, the Indebtedness or the provisions hereof. All information supplied to Secured Party by or on behalf of Debtor is and shall be true, correct and complete, and Debtor shall promptly notify Secured Party of any material change in such information not later than five (5) days after any such change. Debtor shall promptly notify Secured Party of any event causing loss or depreciation in the value of any Collateral.

          (i) PROMPT PAYMENT OF EXPENSES. Debtor shall pay to Secured Party immediately on demand all expenses (including reasonable attorneys' fees, other legal expenses and costs and the cost of filing financing statements and any renewals or extensions thereof) incurred by Secured Party under this Agreement, with interest at the greater of the interest rate charged on the Note or any default rate thereunder but not more than the maximum rate allowed by applicable usury law, from the date of such expenditure.

          (j) SPECIAL PROVISIONS CONCERNING TRADEMARKS. The Debtor hereby agrees not to divest itself of any right under the domestic trademark "Tag-It Pacific-Registered Trademark-" absent prior written approval of the Secured Party.

     4.      DEFAULT: REMEDIES.

          (a) REMEDIES. Upon an Event of Default, Secured Party may, at its option and without notice to Debtor, declare the Indebtedness secured hereby due and payable pursuant to the terms of the Securities Purchase Agreement and shall have all of the remedies of a secured party under the Uniform Commercial Code, including the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, at any one or more public or private sales as permitted by applicable law, at such location as Secured Party may choose, and for that purpose may take immediate and exclusive possession of the Collateral, or any part thereof, and with or without judicial process enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned. At Secured Party's option and demand, Debtor shall assemble the Collateral and make it available to Secured Party at the premises of Debtor, or at such other place and at the time designated in the demand.

          (b) SECURED PARTY'S RIGHTS TO COLLATERAL. Secured Party may hold, maintain, preserve and prepare the Collateral for sale; control, manage, rent and lease the Collateral; collect all rents and income from the Collateral and apply the same in any order of priority to reimburse Secured Party for any costs and expenses incurred hereunder and to the payment or performance of Debtor's obligations hereunder, and apply the balance to interest and then to principal of the Indebtedness

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secured hereby; or secure the appointment of a receiver of the Collateral.
Secured Party may also render the Collateral unusable, or repair and renovate the same, and dispose of the Collateral on Debtor's premises. Debtor expressly waives any right to require an election of remedies by Secured Party existing after an Event of Default hereunder, except that Debtor shall be entitled to notice of sale or other disposition of the Collateral, and Debtor agrees that if such notice is served on Debtor as hereinafter specified a minimum of five (5) days before the time of sale or disposition, such notice shall be deemed commercially reasonable and shall fully satisfy any requirement for giving of such notice. Any person, including Debtor and Secured Party, shall be eligible to purchase any part or all of such Collateral at any such sale or disposition. Debtor acknowledges that sales of the Collateral for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, within the discretion of Secured Party, are all commercially reasonable. Any disposition made hereunder may be conducted by an employee or agent of Secured Party.

          (c) STAY; EXTENSION. The Debtor agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Debtor from paying all or a portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in a manner inconsistent with the provisions of this Agreement. The Debtor expressly waives all benefit or advantage of any such law and agrees not to hinder, delay or impede the execution of any power granted to Purchaser hereunder, but will suffer and permit the execution of such power as though no such law has been enacted. If a court of competent jurisdiction prescribes that the Debtor may not waive its rights to take the benefit or advantage of any stay or extension law or any other law in accordance with the prior sentence, then the obligation to pay interest on the Note and any Additional Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note and any Additional Note.

          (d) APPLICATION OF PROCEEDS. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

First, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

Second, to Secured Party in an amount equal to the then unpaid principal amount of and accrued interest and prepayment premiums, if any, on the Note and any Additional Note;

Third, to Secured Party in an amount equal to any other Indebtedness which is then unpaid; and

Finally, upon payment in full of all Indebtedness to Debtor or its representatives or as a court of competent jurisdiction may direct.

          (e) ASSUMPTION OF EXPENSES AND PAYMENTS. In connection with any Event of Default, Secured Party may incur expenses, including reasonable attorneys' fees, expenses and costs, appropriate to the exercise of any right or power under this Agreement, make any payment agreed to be made by Debtor hereunder, and perform any obligation of Debtor hereunder, without, however, any obligation so to do. Any monies expended hereunder by Secured Party, including attorneys' fees, shall be

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chargeable, with interest at the greater of the interest rate then charged on the Note or any default rate thereunder, but not more than the maximum rate allowed by applicable usury law, to Debtor and become part of the Indebtedness secured hereby.

          (f) REMEDIES CUMULATIVE. The remedies of Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein, or under the Uniform Commercial Code, shall not be construed as a waiver of any of the other remedies of the Secured Party, so long as any part of the Indebtedness remains unsatisfied. The acceptance by Secured Party of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the Indebtedness, nor shall the taking of any such additional security waive or impair this Agreement, or any term, covenant or condition herein contained, but Secured Party may resort to any security it may have in such order it may deem proper. Release of the security interest hereunder in any or all of the Collateral shall not affect the liability of any person on the Indebtedness secured hereby.

     5.        MISCELLANEOUS.

          (a) SECURED PARTY'S RIGHTS NOT BARRED. Until the Indebtedness is paid and performed in full, Secured Party's rights shall continue even if the Indebtedness, or any portion thereof, is barred by any statute of limitations. The right of Debtor, if any, to plead any and all statutes of limitation as a defense to any demand with respect to the Indebtedness is expressly waived by Debtor, to the full extent permissible by law.

          (b) FORM AND EFFECT OF WAIVERS. No delay or failure on the part of Secured Party in exercising any right, privilege or remedy hereunder shall operate as a waiver of such or any other right, privilege or remedy, and no waiver whatsoever shall be valid unless in writing, signed by Secured Party and then only to the extent set forth therein.

          (c) NOTICES. Except when otherwise required by law, all notices required to be given hereunder shall be served in the manner and at the addresses specified for the giving of notice in the Securities Purchase Agreement, and shall, unless otherwise provided by law, be deemed given, received, made or communicated on the date personal delivery is effected or, if mailed, on the delivery date or attempted delivery date if refused.

          (d) SEVERABILITY OF TERMS. If any term of this Agreement, or the application thereof to any person or circumstance, shall, to any extent, be declared invalid or unenforceable, the remainder of this Agreement, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each such term shall be valid and enforceable to the fullest extent permitted by law.

          (e) FINANCING STATEMENT. A financing statement (and when requested by Secured Party, a fixture filing) placing of record the security interest hereunder shall be executed and delivered by Debtor to Secured Party contemporaneously herewith, and Secured Party is authorized to file or record the same.

          (f) CONSTRUCTION. The terms and provisions contained herein shall, unless the context otherwise requires, have the meaning and be construed as provided in the Uniform Commercial Code. Reference in this Agreement to the "Uniform Commercial Code" refers to the Uniform Commercial Code as enacted in the State of California. Whenever the words "including", "includes" or "include" are used

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in this Agreement (including any Exhibit hereto), they shall be read as though the phrase, "without limitation," immediately followed the same.

          (g) SUCCESSORS AND ASSIGNS. The terms "Debtor" and "Secured Party" include and are binding upon the successors and assigns hereof.

          (h) DEFINITION OF PROMPT NOTICE. The use herein of the words "prompt notice", or "notify promptly", or "give notice promptly", or "promptly", or "immediately," or words of similar import, when used with reference to any notice to be given or act to be undertaken by Debtor, shall mean notice given or such act performed in any event not later than five (5) days after the occurrence of the specified event for which notice or action is required, unless another time period is expressly made applicable.

          (i) AMENDMENT IN WRITING. This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any amendment, change or modification is sought.

          (j) GOVERNING LAW. This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California (without regard to conflicts of law), except where federal law is applicable (including, without limitation, any applicable federal law preempting state laws).

          (k) CHIEF EXECUTIVE OFFICE. Debtor hereby represents and warrants that Debtor's chief executive office is located at 3820 South Hill Street, Los Angeles, California 90037.

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     IN WITNESS WHEREOF, Debtor has executed and delivered this Agreement to
Secured Party as of the day and year first above written.

                                   "DEBTOR"

                                   TAG-IT PACIFIC, LLC.
                                   a Delaware limited liability company


                                   By:  _______________________________________
                                   Its: _______________________________________

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                                 EXHIBIT "A"

                                 COLLATERAL



Any of the following, whether now owned or hereafter acquired by Debtor:

          a. all present and future rights to payment for goods sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; all present and future rights to payments arising out of the licensing of computer software and systems; all accounts, contract rights, chattel paper, instruments and documents, proceeds of any letter of credit of which Debtor is a beneficiary; all forms of obligations whatsoever owed to Debtor, including any obligations of any subsidiary or affiliate of Debtor owed to Debtor, together with all instruments and documents of title representing any of the foregoing; all rights, security and guarantees with respect to any of the foregoing, including, without limitation, any right of stoppage in transit; together with all property included within the definitions of "accounts", "chattel papers", "documents" and "instruments" set forth in the Uniform Commercial Code in effect in the State of California (the "UCC");

          b. all choses in action, causes of action and all other intangible property of every kind and nature, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, processes, operation manuals, techniques, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, rights of claims against carriers and shippers, investments and interests in subsidiaries, leases and rights to indemnification, together with all property which is included within the definition of "general intangibles" as set forth in the UCC;

          c. equipment and fixtures, excluding inventory but including, without limitation, computer hardware, computer software, and systems, furniture, machinery, vehicles and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof, together with all other such items which are included within the definitions of "equipment" and "fixtures" as set forth in the UCC; and

          d. to the extent not otherwise included, all proceeds and products of any or all of the foregoing.

                                      A-1


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                                  EXHIBIT "B"

     1. The legal name of Debtor and the address of its chief executive office is:

                 Tag-It Pacific, LLC.
                 3820 South Hill Street
                 Los Angeles, California 90037

     2.   Debtor has the following places of business:

                 ADDRESS

                 ______________________

                 ______________________



                                        B-1